Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Webb Interactive Services, Inc. (the “Company”) on Form 10-QSB for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on November 15, 2004 and as mended on the date hereof (the “Report”), I, Lindley S. Branson, Vice President – General Counsel, the Company’s principal executive and principal financial officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lindley S. Branson
Vice President – General Counsel
(Principal Executive and Principal Financial Officer)

Date: July 21, 2005

Ex-2